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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

          CHASE CREDIT CARD OWNER TRUST 2002-3




Section 7.3 Indenture                      Distribution Date:        10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                     2,026,500.00
            Class B Note Interest Requirement                       193,375.00
            Class C Note Interest Requirement                       313,875.00
                      Total                                       2,533,750.00

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.60833
            Class B Note Interest Requirement                           1.84167
            Class C Note Interest Requirement                           2.32500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                        By:
                                                         --------------------

                                        Name:            Patricia M. Garvey
                                        Title:           Vice President


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